UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

INDUSTRIAL PROPERTY TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55376	61-1557639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor
Denver, CO 80202
(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of Each Class	Trading Symbol(s)	Name of the Exchange on which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure

On October 24, 2019, Industrial Property Trust Inc. (the “Company”) distributed a letter to its stockholders and an email to certain financial advisors and is simultaneously making this information available through this filing. Copies of the letter and the email are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), such exhibits and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company has filed with the SEC and commenced mailing to its stockholders a proxy statement and other relevant materials, and intends to hold a meeting of its stockholders to obtain the requisite stockholder approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement filed by the Company with the SEC on October 21, 2019 (the “proxy statement”) and other relevant materials containing information about the proposed transactions, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov and the Company’s website at www.industrialpropertytrust.com. In addition, stockholders may obtain free copies of the proxy statement and other documents filed by the Company with the SEC (when available) by directing a written request to the following address: Industrial Property Trust Inc., Attention: Investor Relations, 518 Seventeenth Street, 17th Floor, Denver, CO 80202.

The Company, Industrial Property Advisors LLC, the Company’s external advisor, and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the transaction. Information about these persons and their ownership of common stock of the Company is set forth in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2018, which was filed with the SEC on April 10, 2019. Stockholders may obtain additional information regarding the direct and indirect interests of the Company, Industrial Property Advisors LLC and their respective executive officers and directors in the transaction by reading the proxy statement regarding the Asset Sale (as defined in the proxy statement), which was filed with the SEC on October 21, 2019.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Stockholder Letter
99.2	Email to Financial Advisors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDUSTRIAL PROPERTY TRUST INC.

October 24, 2019	By:	/s/ THOMAS G. MCGONAGLE
		Name:	Thomas G. McGonagle
		Title:	Managing Director, Chief Financial Officer

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